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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Commission File Number 1-11577

     Date of Report (date of earliest event reported): November 3, 2003


                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0730877
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        9387 DIELMAN INDUSTRIAL DRIVE
             ST. LOUIS, MISSOURI                          63132
 (Address of principal executive offices)              (Zip Code)



                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS.

                  On November 3, 2003, Falcon Products, Inc. issued the press release filed as Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements. Not applicable.

                  (b) Pro forma financial information. Not applicable.

                  (c) Exhibits. See Exhibit Index.

                                  *   *   *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 4, 2003

                                        FALCON PRODUCTS, INC.



                                        By: /s/ Michael J. Dreller
                                           ------------------------------------
                                           Michael J. Dreller
                                           Vice President, Finance and Chief
                                           Financial Officer




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                                EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99                Press Release issued by Falcon Products, Inc. on November 3,
                  2003.